UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrants as specified in their charters)

Delaware Delaware	001-12994 000-50694	52-1802283 52-1873369
(State or other jurisdiction of incorporation or organization)	(Commission File Numbers)	(I.R.S. Employer Identification Numbers)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
(Address of principal executive offices) (Zip code)

Registrants’ telephone number, including area code (703) 526-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

ð Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ð Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ð Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ð Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ONLY THOSE ITEMS AMENDED ARE REPORTED HEREIN.

The registrants hereby amend their Current Report on Form 8-K, filed October 21, 2004, which reported the purchase of an approximately 50% interest in nine regional malls (“GM Portfolio”) from General Motors Asset Management as follows:

Item 9.01. Financial Statements and Exhibits.

This Form 8-K/A includes information with respect to both The Mills Corporation (“TMC”) and The Mills Limited Partnership (“Mills LP”), in which TMC owned a 1% general partner interest and an 83.81% limited partner interest as of September 30, 2004.  Separate pro forma financial information and accompanying notes are provided for each of TMC and Mills LP.

The following historical and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the United States Securities and Exchange Commission. The historical financial statements of the GM Portfolio has been audited only for its most recent fiscal year as the transaction relating to the investment as described in the registrants’ Current Report on Form 8-K, filed October 21, 2004, did not involve a related party and, after reasonable inquiry, the registrants are not aware of any material factors related to the GM Portfolio not otherwise disclosed that would cause the reported historical financial information to not be necessarily indicative of future operating results.

(a)           Financial Statements of Businesses Acquired.

Page
GM Portfolio:
Report of Independent Registered Public Accounting Firm	F-1
Combined Statements of Certain Revenues and Certain Operating Expenses for the Year Ended December 31, 2003 and for the Nine Months Ended September 30, 2004 (unaudited)	F-2
Notes to Combined Statements of Certain Revenues and Certain Operating Expenses	F-3

(b)           Pro Forma Financial Information.

(c)           Exhibits.

Exhibit No.	Document
23.1	Consent of Independent Registered Public Accounting Firm.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: January 3, 2005
	By:	/s/ Mary Jane Morrow
Mary Jane Morrow
Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as the Registrant’s Principal Financial Officer)

THE MILLS LIMITED PARTNERSHIP
Dated: January 3, 2005
	By:	The Mills Corporation, its general partner
/s/ Mary Jane Morrow
Mary Jane Morrow
Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as the Registrant’s Principal Financial Officer)

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF THE MILLS CORPORATION

AND GENERAL PARTNER OF THE MILLS LIMITED PARTNERSHIP

We have audited the accompanying Combined Statement of Certain Revenues and Certain Operating Expenses (as defined in Note 1) of the General Motors Asset Management Portfolio (the “GM Portfolio”) for the year ended December 31, 2003. The Combined Statement of Certain Revenues and Certain Operating Expenses is the responsibility of the GM Portfolio’s management. Our responsibility is to express an opinion on the Combined Statement of Certain Revenues and Certain Operating Expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Certain Revenues and Certain Operating Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Certain Revenues and Certain Operating Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Certain Revenues and Certain Operating Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Certain Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of Form 8-K/A of The Mills Corporation and The Mills Limited Partnership as described in Note 1, and is not intended to be a complete presentation of the GM Portfolio’s revenues and expenses.

In our opinion, the Combined Statement of Certain Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the combined certain revenues and certain operating expenses described in Note 1 of the GM Portfolio for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia

November 19, 2004

THE GM PORTFOLIO

COMBINED STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES

(In thousands)

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
	(Audited)	(Unaudited)
Certain revenues:
Minimum rent	$122,221	$89,540
Percentage rent	2,561	1,224
Recoveries from tenants	61,622	40,678
Other property revenue	6,664	3,786

Total certain revenues	193,068	135,228

Certain operating expenses:
Recoverable from tenants:
Common area maintenance	31,198	20,316
Taxes	13,308	9,041
Utilities	9,292	6,790
Other operating expenses	9,192	6,799

Total certain operating expenses	62,990	42,946

Excess of certain revenues over certain operating expenses	$130,078	$92,282

See accompanying notes to these financial statements

THE GM PORTFOLIO

NOTES TO COMBINED STATEMENTS OF CERTAIN REVENUES

AND CERTAIN OPERATING EXPENSES

(In thousands)

1.    ORGANIZATION AND BASIS FOR PRESENTATION

On October 15, 2004, The Mills Corporation, through The Mills Limited Partnership, acquired a 50% managing member interest in nine regional malls (the “GM Portfolio”) from General Motors Asset Management.

The nine malls included in the accompanying combined statement of certain revenues and certain operating expenses are Stoneridge Mall in Pleasanton, CA; Hilltop Mall in Richmond, CA; The Falls in Miami, FL; Marley Station in Anne Arundel County, MD; Lakeforest Mall in Gaithersburg, MD; Briarwood Mall in Ann Arbor, MI; Meadowood Mall in Reno, NV; The Mall at Tuttle Crossing in Columbus, OH; and Columbus City Center in Columbus, OH.

This statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statements are not representative of the actual operations for the periods presented as certain revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in future operations of the acquired properties, have been excluded. Such items include management fee expense, depreciation expense, amortization expense and interest expense.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

The GM Portfolio malls, as lessor, retain substantially all the risks and benefits of property ownership and account for their leases as operating leases. Minimum rent charged to tenants is recognized on a straight-line basis over the terms of the respective leases. Percentage rent is recognized when tenants' sales have reached certain sales levels as specified in the underlying lease. Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred.

OTHER PROPERTY REVENUE

Other property revenue includes rent from tenants with original leases of one year or less, temporary in-line space and kiosks. It also includes lease termination fees and recoveries of previously uncollectible receivables.

REPAIRS AND MAINTENANCE

Expenditures for ordinary maintenance and repairs are expensed to operations as they are incurred. Significant renovations and improvements, which improve or extend the useful life of the underlying assets, are capitalized.

USE OF ESTIMATES

The preparation of the statements of certain revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the combined statement of certain revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

3.    LEASES

The GM Portfolio has non-cancelable leases with tenants requiring monthly payment of specified minimum rent. A majority of the leases require reimbursement by the tenant of substantially all operating expenses of the property. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2003 are as follows.

Year ending December 31,
2004	$110,840
2005	100,249
2006	89,742
2007	73,135
2008	60,980
Thereafter	191,321
$626,267

Columbus City Center, as tenant, is party to a land lease requiring payment of $2,426 per year through 2021, at which time such annual amount will be adjusted to a percentage of operating cash flow, as defined.

THE GM PORTFOLIO

NOTES TO COMBINED STATEMENTS OF CERTAIN REVENUES

AND CERTAIN OPERATING EXPENSES (Continued)

(In thousands)

4.    UNAUDITED INTERIM STATEMENT

The statement of certain revenues and certain operating expenses for the nine months ended September 30, 2004 is unaudited. In the opinion of management all significant adjustments for a fair presentation of the statement of certain revenues and certain operating expenses have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations for the GM Portfolio.

THE MILLS CORPORATION

UNAUDITED PRO FORMA FINANCIAL INFORMATION

(In thousands, except per share data)

Management has prepared the following unaudited pro forma consolidated financial information by adjusting the historical consolidated financial statements of The Mills Corporation (“TMC”) to give effect to the October 2004 purchase of an approximately 50% interest in nine regional malls (the “GM Portfolio”) and the August 2004 sale of 316 shares of 6.75% Series F Convertible Cumulative Redeemable Preferred Stock. Updated information on previously reported 2003 transactions has also been reflected.  Other 2004 transactions have not been reflected as the effect is not material on either an individual basis or in the aggregate.

The unaudited pro forma consolidated balance sheet as of September 30, 2004 reflects the subsequent investment in the GM Portfolio as if it had occurred on September 30, 2004. The unaudited pro forma consolidated statements of income for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been prepared as if the GM Portfolio investment and the Series F preferred stock sale had occurred at the beginning of each period presented. Such statement for the year ended December 31, 2003 also presents previously reported 2003 transactions as if such transactions had occurred at the beginning of the period. The GM Portfolio investment is accounted for under the equity method in the accompanying pro forma financial statements. TMC does not own more than 50% of any of the underlying properties and all major business decisions require the approval of the other member.

The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the aforementioned acquisitions and related transactions occurred at the beginning of each period presented nor do they purport to project the consolidated operations for any future period.

The following unaudited pro forma consolidated financial information should be read in conjunction with TMC’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2004 filed with the Securities and Exchange Commission ("SEC"); TMC’s Form 8-K filed with the SEC on October 21, 2004 reporting the purchase of an approximately 50% interest in the GM Portfolio; and TMC’s Annual Report on Form 10-K for the year ended December 31, 2003. In management's opinion, all significant adjustments necessary to reflect the effects of the transactions have been made.

THE MILLS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

(In thousands, except per share data)

	Historical (a)	GM Portfolio Investment (b)	Pro Forma
ASSETS
Income producing property:
Land and land improvements	$483,514	$—	$483,514
Building and improvements	2,066,983	—	2,066,983
Furniture, fixtures and equipment	77,633	—	77,633
Less: accumulated depreciation and amortization	(443,036)	—	(443,036)
Net income producing property	2,185,094	—	2,185,094
Construction in progress	698,514	—	698,514
Investment in unconsolidated joint ventures	488,015	458,547	946,562
Net real estate and development assets	3,371,623	458,547	3,830,170
Cash and cash equivalents	88,706	—	88,706
Restricted cash	45,500	—	45,500
Accounts receivable, net	138,489	—	138,489
Notes receivable	21,429	—	21,429
Deferred costs, net	80,907	—	80,907
Other assets	35,212	(20,000)	15,212

TOTAL ASSETS	$3,781,866	$438,547	$4,220,413

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable	$2,024,361	$438,547	$2,462,908
Accounts payable and other liabilities	214,261	—	214,261
	2,238,622	438,547	2,677,169
Minority interests:
Mills LP	100,748	—	100,748
Consolidated joint ventures	222,737	—	222,737

Series B Cumulative Redeemable Preferred Stock, par value $.01, 4,300 share authorized, issued and outstanding	107,500	—	107,500
Series C Cumulative Redeemable Preferred Stock, par value $.01, 3,500 shares authorized, issued and outstanding	87,500	—	87,500
Series E Cumulative Redeemable Preferred Stock, par value $.01, 8,545 shares authorized, issued and outstanding	213,625	—	213,625
Series F Convertible Cumulative Redeemable Preferred Stock, par value $.01, 316 shares authorized, issued and outstanding	316,250	—	316,250
Common stock, $.01 par value, authorized 100,000 shares, 54,795 shares issued and outstanding	548	—	548
Additional paid-in capital	961,898	—	961,898
Accumulated deficit	(461,664)	—	(461,664)
Accumulated other comprehensive loss	(5,898)	—	(5,898)
Total stockholders' equity	1,219,759	—	1,219,759

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,781,866	$438,547	$4,220,413

THE MILLS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

(In thousands, except per share data)

(a)                                  Amounts are from the financial statements included in TMC’s Quarterly Report on Form 10-Q for September 30, 2004.

(b)                                 Adjustment reflects the October 2004 purchase of an approximately 50% interest in the GM Portfolio. The total purchase price, including transaction costs, was $1,036,941 which was financed with a portion of the proceeds from a new term loan, line of credit borrowings and TMC’s proportionate share of property debt of $578,394, net of loan costs.  The new term loan is unsecured and has a stated maturity of December 15, 2007 with a one-year extension option. The interest rate is, at the TMC’s option, LIBOR or a base rate, plus a margin based on its debt leverage ratio. The margin on LIBOR rate loans varies between 1.40% and 1.70% and between 0.15% and 0.45% on base rate loans.  The current loans are LIBOR rate loans with a margin of 1.40%.

THE MILLS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands, except per share data)

	Historical (a)	Series F Preferred (b)	GM Portfolio Investment (c)	Pro Forma
Revenues:
Minimum rent	$184,521	$—	$—	$184,521
Percentage rent	2,890	—	—	2,890
Recoveries from tenants	78,986	—	—	78,986
Other property revenue	12,911	—	—	12,911
Management fees	11,402	—	3,311	14,713
Other fee income	658	—	—	658
Total operating revenues	291,368	—	3,311	294,679
Expenses:
Recoverable from tenants	71,447	—	—	71,447
Other operating expenses	12,354	—	—	12,354
General and administrative	26,736	—	—	26,736
Depreciation and amortization	85,421	—	—	85,421
Total operating expenses	195,958	—	—	195,958
Operating income	95,410	—	3,311	98,721
Other income (expense):
Interest expense	(62,577)	7,595	(11,990)	(66,972)
Foreign currency exchange losses	(2,480)	—	—	(2,480)
Other, net	1,228	—	—	1,228
Income before joint venture operations	31,581	7,595	(8,679)	30,497
Equity in earnings of unconsolidated joint ventures	19,032	—	1,881	20,913
Minority interests in consolidated joint ventures	20,095	—	—	20,095
Gain on sales of joint venture interests	77,024	—	—	77,024
Income before minority interest in Mills LP	147,732	$7,595	$(6,798)	148,529
Minority interest in Mills LP net income, including Series D preferred unit distributions	(21,299)			(19,030)
Net income	126,433			129,499
Preferred stock dividends (b)	(29,463)			(43,191)
Income available to common stockholders	$96,970			$86,308

Earnings per common share:
Basic	$1.84			$1.64
Diluted	$1.82			$1.62

Weighted average shares outstanding:
Basic	52,513			52,513
Diluted	53,458			53,458

See accompanying notes to these financial statements

THE MILLS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands, except per share data)

(a)                                  Amounts are from the financial statements included in TMC’s Quarterly Report on Form 10-Q for September 30, 2004.

(b)                                 Adjustment reflects interest savings assuming the net proceeds from the August 2004 sale of Series F preferred stock had been used to reduce borrowings under the line of credit at the beginning of the period. Pro forma preferred stock dividends include Series F preferred dividends that would have been due had the shares been outstanding for the entire period.

(c)                                  Adjustments reflect the purchase of an approximately 50% interest in the GM Portfolio assuming the transaction had occurred at the beginning of the period:

➢              Management fees reflect fees TMC would have received under management agreements with the individual properties. TMC may also receive development, leasing and other fees which are not presently determinable.

➢              Interest expense reflects interest attributable to purchase financing amounting to $458,547, consisting of $155,000 of the $200,000 proceeds from a new term loan and borrowings under the existing line of credit. The new term loan is unsecured and bears interest at LIBOR plus 1.40%. Line of credit borrowings are also unsecured and bear interest at LIBOR plus 2.50%.

➢              Equity in earnings of unconsolidated joint ventures reflects TMC’s proportionate share of the net income of the GM Portfolio for the period presented. Such net income was derived from the historical statement of income and adjusted to include management fee expense and interest expense on property debt that was used to finance a portion of the purchase.  Equity in earnings of the GM Portfolio is reduced by amortization expense of $11,089 reflecting amortization of the basis difference between TMC’s investment and its proportionate share of the underlying net assets of the GM Portfolio on an historical cost basis.

THE MILLS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share data)

	Historical (a)	2003 Transactions (b)	Series F Preferred (c)	GM Portfolio Investment (d)	Pro Forma
Revenues:
Minimum rent	$213,683	$11,763	$—	$—	$225,446
Percentage rent	5,636	(244)	—	—	5,392
Recoveries from tenants	107,716	2,569	—	—	110,285
Other property revenue	27,769	(784)	—	—	26,985
Management fees	11,784	981	—	4,650	17,415
Other fee income	4,542	—	—	—	4,542
Total operating revenues	371,130	14,285	—	4,650	390,065
Expenses:
Recoverable from tenants	96,531	2,380	—	—	98,911
Other operating expenses	12,724	681	—	—	13,405
General and administrative	24,666	—	—	—	24,666
Depreciation and amortization	89,691	5,428	—	—	95,119
Total operating expenses	223,612	8,489	—	—	232,101
Operating income	147,518	5,796	—	4,650	157,964
Other income (expense):
Interest expense	(76,636)	(3,530)	11,375	(15,627)	(84,418)
Foreign currency exchange losses	38,639	—	—	—	38,639
Other, net	9,491	(1,585)	—	—	7,906
Income before joint venture operations	119,012	681	11,375	(10,977)	120,091
Equity in earnings of unconsolidated joint ventures	27,735	2,568	—	7,518	37,821
Gain on sales of joint venture interests	9,191	—	—	—	9,191
Income before minority interest in Mills LP	155,938	$3,249	$11,375	$(3,459)	167,103
Minority interest in Mills LP net income, including Series D preferred unit distributions	(33,626)				(28,839)
Net income	122,312				138,264
Preferred stock dividends (e)	(27,798)				(57,589)
Income available to common stockholders	$94,514				$80,675

Earnings per common share:
Basic	$2.10				$1.80
Diluted	$2.07				$1.77

Weighted average shares outstanding:
Basic	44,864				44,864
Diluted	45,785				45,785

See accompanying notes to these financial statements

THE MILLS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share data)

(a)                                  Amounts are from the financial statements included in TMC’s Form 10-K for the year ended December 31, 2003.

(b)                                 Amounts are derived from the pro forma information included in the footnotes to TMC’s December 31, 2003 financial statements reflecting the following transactions as if each had occurred at the beginning of the period:

➢              The August 2003 acquisition of the Great Mall of the Bay Area and subsequent conveyance of an approximately 51% interest in December 2003, updated to include TMC management fees.

➢              The June 2003 acquisition of Del Amo Fashion Center and certain associated properties updated to reflect a 2004 purchase price reallocation of $46,436 from building and improvements to land and related financing including the May 2003 sale of 6,440 shares of 8.75% Series E Cumulative Redeemable Preferred Stock.

➢              The January 2003 acquisition of the Cadillac Fairview Portfolio, consisting of five regional shopping malls, and related financing including the sale of 100 shares of 9% Series C Cumulative Redeemable Preferred Stock in January 2003.

(c)                                  Adjustment reflects interest savings assuming the net proceeds from the August 2004 sale of Series F preferred stock had been used to reduce borrowings under the line of credit at the beginning of the period.

(d)                                 Adjustments reflect the purchase of an approximately 50% interest in the GM Portfolio assuming the transaction had occurred at the beginning of the period:

➢              Management fees reflect fees TMC would have received under management agreements with the individual properties. TMC may also receive development, leasing and other fees which are not presently determinable.

➢              Interest expense reflects interest attributable to purchase financing amounting to $458,547, consisting of $155,000 of the $200,000 proceeds from a new term loan and borrowings under the existing line of credit. The new term loan is unsecured and bears interest at LIBOR plus 1.40%. Line of credit borrowings are also unsecured and bear interest at LIBOR plus 2.50%.

➢              Equity in earnings of unconsolidated joint ventures reflects TMC’s proportionate share of the net income of the GM Portfolio for the period presented. Such net income was derived from the historical statement of income and adjusted to include management fee expense and interest expense on property debt that was used to finance a portion of the purchase.  Equity in earnings of the GM Portfolio is reduced by amortization expense of $14,785 reflecting amortization of the basis difference between TMC’s investment and its proportionate share of the underlying net assets of the GM Portfolio on an historical cost basis.

(e)                                  Pro forma preferred stock dividends include dividends on the Series C preferred stock issued in January 2003, the Series E preferred stock issued in May 2003 and the Series F preferred stock issued in August 2004 that would have been due had the shares been outstanding for the entire period.

THE MILLS LIMITED PARTNERSHIP

UNAUDITED PRO FORMA FINANCIAL INFORMATION

(In thousands, except per share data)

Management has prepared the following unaudited pro forma consolidated financial information by adjusting the historical consolidated financial statements of The Mills Limited Partnership (“Mills LP”) to give effect to the October 2004 purchase of an approximately 50% interest in nine regional malls (the “GM Portfolio”) and the August 2004 issuance of 316 Series F preferred units to The Mills Corporation ("TMC") in exchange for the net proceeds from TMC’s sale of 316 shares of 6.75% Series F Convertible Cumulative Redeemable Preferred Stock. Updated information on previously reported 2003 transactions has also been reflected. Other 2004 transactions have not been reflected as the effect is not material on either an individual basis or in the aggregate.

The unaudited pro forma consolidated balance sheet as of September 30, 2004 reflects the subsequent investment in the GM Portfolio as if it had occurred on September 30, 2004. The unaudited pro forma consolidated statements of income for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been prepared as if the GM Portfolio purchase and the issuance of Series F preferred units had occurred at the beginning of each period presented. Such statement for the year ended December 31, 2003 also presents previously reported 2003 transactions as if such transactions had occurred at the beginning of the period.  The GM Portfolio investment is accounted for under the equity method in the accompanying pro forma financial statements. Mills LP does not own more than 50% of any of the underlying properties and all major business decisions require the approval of the other member.

The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the aforementioned acquisitions and related transactions occurred at the beginning of each period presented nor do they purport to project the consolidated operations for any future period.

The following unaudited pro forma consolidated financial information should be read in conjunction with Mills LP’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2004 filed with the Securities and Exchange Commission ("SEC") on November 9, 2004; Mills LP’s Form 8-K filed with the SEC on October 21, 2004 reporting the purchase of an approximately 50% interest in the GM Portfolio and Mills LP’s Form 10 for the year ended December 31, 2003.  In management’s opinion, all significant adjustments necessary to reflect the effects of the transactions have been made.

THE MILLS LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

(In thousands, except per share data)

	Historical (a)	GM Portfolio Investment (b)	Pro Forma
ASSETS
Income producing property:
Land and land improvements	$483,514	$—	$483,514
Building and improvements	2,066,983	—	2,066,983
Furniture, fixtures and equipment	77,633	—	77,633
Less: accumulated depreciation and amortization	(443,036)	—	(443,036)
Net income producing property	2,185,094	—	2,185,094
Construction in progress	698,514	—	698,514
Investment in unconsolidated joint ventures	488,015	458,547	946,562
Net real estate and development assets	3,371,623	458,547	3,830,170
Cash and cash equivalents	88,706	—	88,706
Restricted cash	45,500	—	45,500
Accounts receivable, net	138,489	—	138,489
Notes receivable	21,429	—	21,429
Deferred costs, net	80,907	—	80,907
Other assets	35,212	(20,000)	15,212
TOTAL ASSETS	$3,781,866	$438,547	$4,220,413

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable	$2,024,361	$438,547	$2,462,908
Accounts payable and other liabilities	208,427	—	208,427
	2,232,788	438,547	2,671,335

Minority interest in consolidated joint ventures	222,737	—	222,737

Series B Cumulative Redeemable Preferred Units, liquidation value $25.00 per unit, 4,300 units issued and outstanding	107,500	—	107,500
Series C Cumulative Redeemable Preferred Units, liquidation value $25.00 per unit, 3,500 units issued and outstanding	87,500	—	87,500
Series D Cumulative Redeemable Preferred Units, liquidation value $25.00 per unit, 400 units issued and outstanding	10,000	—	10,000
Series E Cumulative Redeemable Preferred Units, liquidation value $25.00 per unit, 8,545 units issued and outstanding	213,625	—	213,625
Series F Convertible Cumulative Redeemable Preferred Units, liquidation value $1,000.00 per unit, 316 units issued and outstanding	316,250	—	316,250
General partner’s capital	5,973	—	5,973
Limited partner’s capital	591,391	—	591,391
Accumulated other comprehensive loss	(5,898)	—	(5,898)
Total stockholders' equity	1,326,341	—	1,326,341
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,781,866	$438,547	$4,220,413

THE MILLS LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2003

(In thousands, except per share data)

(a)                                  Amounts are from the financial statements included in Mills LP’s Quarterly Report on Form 10-Q for September 30, 2004.

(b)                                 Adjustment reflects the October 2004 purchase of an approximately 50% interest in the GM Portfolio. The total purchase price, including transaction costs, was $1,036,941 which was financed with a portion of the proceeds from a new term loan, line of credit borrowings and Mills LP’s proportionate share of property debt of $578,394, net of loan costs.  The new term loan is unsecured and has a stated maturity of December 15, 2007 with a one-year extension option. The interest rate is, at Mills LP's option, LIBOR or a base rate, plus a margin based on its debt leverage ratio. The margin on LIBOR rate loans varies between 1.40% and 1.70% and between 0.15% and 0.45% on base rate loans.  The current loans are LIBOR rate loans with a margin of 1.40%.

THE MILLS LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands, except per share data)

	Historical (a)	Series F Preferred (b)	GM Portfolio Investment (c)	Pro Forma
Revenues:
Minimum rent	$184,521	$—	$—	$184,521
Percentage rent	2,890	—	—	2,890
Recoveries from tenants	78,986	—	—	78,986
Other property revenue	12,911	—	—	12,911
Management fees	11,402	—	3,311	14,713
Other fee income	658	—	—	658
Total operating revenues	291,368	—	3,311	294,679
Expenses:
Recoverable from tenants	71,447	—	—	71,447
Other operating expenses	12,354	—	—	12,354
General and administrative	26,736	—	—	26,736
Depreciation and amortization	85,421	—	—	85,421
Total operating expenses	195,958	—	—	195,958
Operating income	95,410	—	3,311	98,721
Other income (expense):
Interest expense	(62,577)	7,595	(11,990)	(66,972)
Foreign currency exchange losses	(2,480)	—	—	(2,480)
Other, net	1,228	—	—	1,228
Income before joint venture operations	31,581	7,595	(8,679)	30,497
Equity in earnings of unconsolidated joint ventures	19,032	—	1,881	20,913
Minority interests in consolidated joint ventures	20,095	—	—	20,095
Gain on sales of joint venture interests	77,024	—	—	77,024
Net income	147,732	$7,595	$(6,798)	148,529
Preferred unit distributions (b)	(30,119)			(43,847)
Income available to common unit holders	$117,613			$104,682

Earnings per common unit:
Basic	$1.84			$1.64
Diluted	$1.82			$1.62

Weighted average units outstanding:
Basic	63,784			63,784
Diluted	64,729			64,729

See accompanying notes to these financial statements

THE MILLS LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands, except per share data)

(a)                                  Amounts are from the financial statements included in Mills LP’s Quarterly Report on Form 10-Q for September 30, 2004.

(b)                                 Adjustment reflects interest savings assuming the proceeds from the issuance of Series F preferred units were used to reduce line of credit borrowings at the beginning of the period. Pro forma preferred unit distributions include Series F preferred distributions that would have been due had the units been outstanding for the entire period.

(c)                                  Adjustments reflect the purchase of an approximately 50% interest in the GM Portfolio assuming the transaction had occurred at the beginning of the period:

➢              Management fees reflect fees Mills LP would have received under management agreements with the individual properties. Mills LP may also receive development, leasing and other fees which are not presently determinable.

➢              Interest expense was adjusted to include interest attributable to purchase financing amounting to $458,547, consisting of $155,000 of the $200,000 proceeds from a new term loan and borrowings under the existing line of credit. The new term loan is unsecured and bears interest at LIBOR plus 1.40%. Line of credit borrowings are also unsecured and bear interest at LIBOR plus 2.50%.

➢              Equity in earnings of unconsolidated joint ventures was adjusted to reflect Mills LP’s proportionate share of the net income of the GM Portfolio for the period presented. Such net income was derived from the historical statement of income and adjusted to include management fee expense and interest expense on property debt which was used to finance a portion of the purchase.  Equity in earnings of the GM Portfolio is reduced by amortization expense of $11,089 reflecting amortization of the basis difference between Mills LP’s investment and its proportionate share of the underlying net assets of the GM Portfolio on an historical cost basis.

THE MILLS LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share data)

	Historical (a)	2003 Transactions (b)	Series F Preferred (c)	GM Portfolio Investment (d)	Pro Forma
Revenues:
Minimum rent	$213,683	$11,763	$—	$—	$225,446
Percentage rent	5,636	(244)	—	—	5,392
Recoveries from tenants	107,716	2,569	—	—	110,285
Other property revenue	27,769	(784)	—	—	26,985
Management fees	11,784	981	—	4,650	17,415
Other fee income	4,542	—	—	—	4,542
Total operating revenues	371,130	14,285	—	4,650	390,065
Expenses:
Recoverable from tenants	96,531	2,380	—	—	98,911
Other operating expenses	12,724	681	—	—	13,405
General and administrative	24,666	—	—	—	24,666
Depreciation and amortization	89,691	5,428	—	—	95,119
Total operating expenses	223,612	8,489	—	—	232,101
Operating income	147,518	5,796	—	4,650	157,964
Other income (expense):
Interest expense	(76,636)	(3,530)	11,375	(15,627)	(84,418)
Foreign currency exchange losses	38,639	—	—	—	38,639
Other, net	9,491	(1,585)	—	—	7,906
Income before joint venture operations	119,012	681	11,375	(10,977)	120,091
Equity in earnings of unconsolidated joint ventures	27,735	2,568	—	7,518	37,821
Gain on sales of joint venture interests	9,191	—	—	—	9,191
Net income	155,938	$3,249	$11,375	$(3,459)	167,103
Preferred unit distributions (e)	(28,469)				(58,259)
Income available to common unit holders	$127,469				$108,844

Earnings per common unit:
Basic	$2.10				$1.80
Diluted	$2.07				$1.77

Weighted average units outstanding:
Basic	60,628				60,628
Diluted	61,549				61,549

See accompanying notes to these financial statements

THE MILLS LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share data)

(a)                                  Amounts are derived from the financial statements included in Mills LP’s Form 10 for December 31, 2003.

(b)                                 Amounts are derived from the pro forma information included in the footnotes to Mills LP’s December 31, 2003 financial statements reflecting the following transactions as if each had occurred at the beginning of the period:

➢              The August 2003 acquisition of the Great Mall of the Bay Area and subsequent conveyance of an approximately 51% interest in December 2003 updated to include Mills LP management fees.

➢              The June 2003 acquisition of Del Amo Fashion Center and certain associated properties updated to reflect a 2004 purchase price reallocation of $46,436 from building and improvements to land and related financing including the net proceeds received by Mills LP from TMC’s May 2003 sale of 6,440 shares of 8.75% Series E Cumulative Redeemable Preferred Stock in exchange for Series E preferred units.

➢              The January 2003 acquisition of the Cadillac Fairview Portfolio, consisting of five regional shopping malls, and related financing including the net proceeds received by Mills LP from TMC’s sale of 100 shares of 9% Series C Cumulative Redeemable Preferred Stock in January 2003 in exchange for Series C preferred units.

(c)                                  Adjustment reflects interest savings assuming the proceeds from the issuance of Series F preferred units were used to reduce line of credit borrowings at the beginning of the period.

(d)                                 Adjustments reflect the purchase of an approximately 50% interest in the GM Portfolio assuming the transaction had occurred at the beginning of the period:

➢              Management fees reflect fees Mills LP would have received under management agreements with the individual properties. Mills LP may also receive development, leasing and other fees which are not presently determinable.

➢              Interest expense was adjusted to include interest attributable to purchase financing amounting to $458,547, consisting of $155,000 of the $200,000 proceeds from a new term loan and borrowings under the existing line of credit. The new term loan is unsecured and bears interest at LIBOR plus 1.40%. Line of credit borrowings are also unsecured and bear interest at LIBOR plus 2.50%.

➢              Equity in earnings of unconsolidated joint ventures was adjusted to reflect Mills LP’s proportionate share of the net income of the GM Portfolio for the period presented. Such net income was derived from the historical statement of income and adjusted to include management fee expense and interest expense on property debt that was used to finance a portion of the purchase.  Equity in earnings of the GM Portfolio is reduced by amortization expense of $14,785 reflecting amortization of the basis difference between Mills LP’s investment and its proportionate share of the underlying net assets of the GM Portfolio on an historical cost basis.

(e)                                  Pro forma preferred unit distributions include distributions on the Series C preferred units issued in January 2003, the Series E preferred units issued in May 2003 and the Series F preferred units issued in August 2004 that would have been due had the shares been outstanding for the entire period.